Exhibit 99

                           SLIDE 1

EEI FALL FINANCIAL CONFERENCE

PALM SPRINGS, CALIFORNIA
OCTOBER 21, 2002

NORTHEAST
UTILITIES
SYSTEM


                           SLIDE 2

This presentation contains forward-looking statements, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments, volatility in electric and natural gas commodity markets, and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the company's SEC reports.

                           SLIDE 3

TOPICS TO COVER TODAY

     Strategic overview
     Regulated businesses
     Competitive businesses
     Liquidity and financing requirements

                           SLIDE 4

STRATEGIC VISION UPDATED

Focus Unchanged

     Reduce exposure to higher risk regulated assets
          Sell nuclear units
          Securitize regulatory assets, other stranded costs

     Build out CL&P transmission system to remedy critical
     SW Connecticut supply situation

     Improve CL&P, PSNH and WMECO distribution reliability through extensive capital upgrades

     Expand Yankee distribution system to offer more fuel choice and build LNG terminal to reduce winter fuel costs

     Dedicate resources to improve energy marketing business

     Add niche energy services businesses to grow profitable business

     Maintain strong balance sheet

                           SLIDE 5

STRATEGIC VISION UPDATED

Elements Under Review

     Buy additional generation to serve NY and PJM markets

     Build merchant cable to Long Island

     Pursue competitive retail business throughout the 11 state region

     Aggressive share repurchase

                           SLIDE 6

CRITICAL REVIEW INVOLVES WHOLESALE ELECTRIC BUSINESS

     Earnings continue to be negatively affected by CL&P contract
          Expires December 31, 2003
          Efforts to raise price have failed thus far

     Competitors changing
          Enron, Dynegy gone
          Duke, Constellation still there
          Dominion, FPL entering
          Financial institutions increasing presence

     Heavy dependence on providing full requirements service
          Need to better manage volume risk

     Trading activities reduced to reflect changing marketplace

                           SLIDE 7

M&A REMAINS PART OF
NU'S VISION

     Acquire regulated utilities
          PSNH
          Yankee Energy

     Divest regulated generation assets
          Nuclear
          Fossil

     Acquire niche energy firms
          E.S. Boulos, Woods (electrical)
          Niagara Mohawk Energy Marketing (marketing)
          HEC, Denron (energy service)

Review all M&A opportunities

                           SLIDE 8

2002 RESULTS HAVE BEEN DISAPPOINTING

Graph showing reported and/or estimated earnings for four quarters and full year 2002. First quarter reported earnings were $0.14 per share, $0.22 reported for the second quarter, $0.38 reported for the third quarter, $0.36 to $0.56 estimated for the fourth quarter and $1.10 to $1.30 estimated for the full year.

                           SLIDE 9


SIMILAR CONSOLIDATED EARNINGS PROJECTED FOR 2003


                                   EPS Range

Regulated Businesses               $1.05  to  $1.15

Competitive Businesses             $0.15  to $0.25

Parent Company & Eliminations           ($0.10)

2003 Earnings Range                 $1.10  to  $1.30


                          SLIDE 10

REGULATED BUSINESSES

Northeast Utilities
System

                          SLIDE 11

RETAIL ELECTRIC SALES STABLE DESPITE WEAK INDUSTRIAL SECTOR


Chart showing percentage change from January through September 2002 vs. 2001 - percent change net for each business.

                 Residential    Commercial     Industrial     Total

CL&P             2.0            2.8             -2.5          1.6
PSNH             4.7            3.3            -16.6         -1.5
WMECO            2.6            1.3             -2.9          0.8
NU Consolidated  2.6            2.7             -7.8          0.6


                          SLIDE 12

REGULATED BUSINESSES:
CL&P HIGHLIGHTS

     Seabrook sale will complete total generation divestiture

     Allowed 10.3% ROE with 50-50 sharing - next rate case effective 1/1/04

     Significant T&D investment projected for next several years

     Overrecovering purchased power costs - extra proceeds used by CL&P to amortize stranded costs

     Operating performance good


                          SLIDE 13

CL&P CAPITAL SPENDING RISES TO MEET SW CONNECTICUT
RELIABILITY NEEDS

Picture of map of lower New York State, Connecticut and Long
Island with arrows pointing to lines representing proposed expansion of systems for:

     Middletown to   Norwalk 345kV Transmission

     Bethel to Norwalk 345kV Transmission

     Long Island Sound Replacement Cable

Caption to the right of the picture:

     Expanding the 345 kV transmission system into SW-CT
               Phase 1, Bethel to Norwalk ($135mm)*
               Phase 2, Norwalk to Middletown ($400mm)

     Replacing the CT - Long Island Cable ($80mm)*

          *    Now under regulatory review

                          SLIDE 14

RELIABILITY SPENDING EXPECTED TO RAISE INVESTMENT BASE

Graph showing capital expenditures and net utility plant (in millions).

               Capital Expenditures          Net Utility Plant

2001           $237                          $2,029
2002 (est.)    $256                          $2,090*
2003 (est.)    $317                          $2,372
2004 (est.)    $423                          $2,688
2005 (est.)    $363                          $2,936
2006 (est.)    $366                          $3,177
2007 (est.)    $373                          $3,416

*Actual as of 6/30/02


                          SLIDE 15

REGULATED BUSINESSES:
YANKEE OVERVIEW

     Rates fixed until 2006, except for annual infrastructure review

     11% ROE with sharing

     $4 million rate cut on April 1

     Endorsement of capital expansion

                          SLIDE 16

YANKEE EXPANSION EXPECTED TO
ENLARGE SYSTEM CONSIDERABLY


Graph showing capital expenditures and net utility plant (in millions).

               Capital Expenditures          Net Utility Plant

2001           $48                           $406
2002 (est.)    $73                           $416*
2003 (est.)    $87                           $521
2004 (est.)    $107                          $602
2005 (est.)    $75                           $647
2006 (est.)    $50                           $665
2007 (est.)    $50                           $681

*Actual as of 6/30/02


                          SLIDE 17

REGULATED BUSINESS:
WMECO HIGHLIGHTS

     No rate case in near term

     Much lower capital needs than other subsidiaries, slower growth

     Allowed ROE 11 percent on stranded costs; uncapped on T&D

     Capital expenditures, balance sheet stable

     All generation sold

     All purchased power contracts renegotiated

     Standard Offer supply re-bid annually

     Default service re-bid semiannually


                          SLIDE 18

REGULATED BUSINESS:
PSNH HIGHLIGHTS

     Rates fixed until February 2004

     Allowed return 8 percent on regulatory assets; 11 percent on generation, uncapped on T&D

     Seabrook sale ends power purchase, decommissioning obligations

     No current plans to auction non-nuclear generation

     Large decline in industrial sales; continued growth elsewhere

                          SLIDE 19

COMPETITIVE BUSINESSES

Northeast Utilities System


                          SLIDE 20


NUEI ORGANIZATION

                         NUEI

Select Energy Generation & Marketing
Business

Select         NGC            HWP           Select Energy        NGS
Energy                                      Services

-Wholesale     -Generation    -Generation   -Energy Engineering  -M & OS
 Marketing      Assets         Assets        Services            -Electrical
-Retail        *Northfield    *Mt Tom       -Performance          Contracting
 Marketing     (1,080 MW)     (147 MW)       Contracting         -Industrial
-Trading       *Hydros                      -Design, Build,       Services
               (191 MW)                      Operate & Maintain  -Engineering &
               *Gas Turbine                  Energy Projects      Consulting
               (21 MW)                      -HVAC and             Services
                                             Electrical Services



                          SLIDE 21

COMPETITIVE ENERGY BUSINESSES HAVE A WEAK EARNINGS RECORD

Graph showing net income excluding accounting change (in millions).

1999             ($37)
2000             $14
2001             $5
2002 (9 months)  ($40)

                          SLIDE 22

2002 COMPETITIVE BUSINESS PERFORMANCE BELOW 2001

                         (In Millions)

                   2001 Actual    2002 Projected
Wholesale
  (including NGC)  ($13)          ($15 - $19)

Retail*            ($ 8)          ($25 - $28)

Trading            $19            ($16 - $19)

Services            $7             $5


* Excluding cumulative effect of accounting change resulting in $22.4 million charge in 2001


                          SLIDE 23

WHERE HAVE THE PROBLEMS
BEEN IN 2002?

Wholesale:     1)  Continued losses on CL&P contract
               2)  Some profitable 2001 contracts were not renewed
               3)  High summer demand and higher prices

Retail:        1) Extremely mild winter
               2) Write-downs of older out-of-the-money contracts

Trading: March, April losses from sharp increase in natural gas prices

                          SLIDE 24

WHAT ARE THE FIXES?

Wholesale:

     Achieve better supply pricing on 2003 CL&P requirements

     Manage position better

     Achieve successful renewal of full-requirements contracts with acceptable margins


                          SLIDE 25

WHAT ARE THE FIXES?

Retail:

     Several money-losing contracts are expiring

     Higher margins required before signing new agreements

     "Rightsize" organization for current marketplace

     Better plan to manage volumetric weather risk

                          SLIDE 26

WHAT ARE THE FIXES?

Trading:

     Sharply reduced capital at risk

     Changed personnel

     Changed focus

                          SLIDE 27

2003 EARNINGS PROSPECTS

     Wholesale:     Modest profits, including NGC and CL&P contract

     Retail:        Break-even

     Trading:       Modest profits

     Services:      Improving profits as range of services grows


                          SLIDE 28

WHOLESALE CONTRACTS

Contracts continuing at same level in 2003
CL&P Standard Offer                            $500mm/annually
Municipal/Co-ops/Small IOUs                    $120mm/annually

12-Month contracts continuing into 2003 with renewal
possible
NJ Basic Generation Service                    $475mm 8/1/02 to 7/31/03
Maine Utilities                                $ 90mm 3/1/02 to 2/28/02

Other opportunities
WMECO Default                                  $13mm  7/1/02 to 12/31/02
WMECO Standard Offer                           $0 in `02; $150mm plus
                                               being bid for 2003
Contracts with other suppliers

Contracts Not Renewed for 2003
NStar, Nat. Grid $135mm in 2002

                          SLIDE 29

2003 RISKS

     Not achieving sales volumes at anticipated margins

     Weak economy slows service business growth

     Lack of counterparties continues to reduce trading opportunities
          Down from 50 to 15 already

     Execution risks
          Sourcing supply requirements
          Weather-related volume risks

     Credit risks

                          SLIDE 30


LIQUIDITY AND FINANCING REQUIREMENTS

                     Northeast Utilities  System

                          SLIDE 31

STRONG BALANCE SHEETS ARE A CENTRAL FOCUS (AS OF 9/30/02)


                                                                   Rate
                                                                   Reduction
(In Millions)   Common Equity      Preferred       Total Debt*     Bonds

NU Consolidated $2,193.9   44.3%   $116.2   2.4%   $2,640.5  53.3% $1,935.5

CL&P              $739.3   43.9%   $116.2   6.9%     $827.1  49.2% $1,271.8

PSNH/NAEC         $418.6   42.4%   N/A               $569.5  57.6%   $518.7

WMECO             $151.3   44.8%   N/A               $186.5  55.2%   $145.0

Yankee Energy     $229.0** 50.6%   N/A               $223.6  49.4%  N/A

NGC               $438.7   50.6%   N/A	              $428.0  49.4%  N/A

*Total debt excludes rate reduction bonds
**Excludes equity associated with goodwill

                          SLIDE 32


RISING CREDIT RATINGS REFLECT STRENGTHENING FINANCIALS


         Ratings As Of 1/1/01              Ratings Today

         Moody's/S&P/Fitch               Moody's/S&P/Fitch

NU Notes      Ba1/BB+/BB-                NU Notes       Baa1/BBB/BBB

CL&P Bonds    Baa3/BBB-/BBB-             CL&P Bonds     A2/A-/A-

PSNH Bonds    Ba1/BBB-/BB                PSNH Bonds     A3/BBB+/BBB

WMECO Notes   Ba1/BB+/BB+                WMECO Notes    A3/BBB+BBB+

NGC Bonds     N/A                        NGC Bonds      Baa2/BBB-/BBB

                                                        (BBB- long-term)


                          SLIDE 33


NU SYSTEM REMAINS EXTREMELY LIQUID

Graph showing net system cash as of 9/30/02 is $103M. $350M Regulated Company Revolver: borrowed is $150M, available is $200M. $300M parent/competitive business line: borrowed is $75M, letters of credit is $70M and available is $155.
$100M CL&P accounts receivable borrowed: is $40M and available is $60M.

                          SLIDE 34

SEABROOK SALE PROJECTED TO BRING NU $400M OF CASH

Schematic chart showing flow of cash.  9/30/02 estimate

$38M (4.1% share) from FPL to CL&P. CL&P to use $19M for capital needs and $19M for decom., taxes and other.
$21M (Great Bay share) from FPL to NU.  NU to use $7M for taxes.
$343M (36.0% share) from FPL to NAEC.  $42M in cash at NAEC.
$55M from NAEC to NU. $106M from NAEC to PSNH. $42M from PSNH to NU. NAEC to use $90M to pay off debt and $134M for decom., taxes and other.


                          SLIDE 35

BALANCE SHEET EASILY SUSTAINS RISING ELECTRIC T&D CAPITAL
SPENDING

Graph showing total capital spending on distribution, transmission and customer service (in millions).


                   WMECO     PSNH      CL&P

2000               $23       $55       $193
2001               $28       $80       $220
2002 (projection)  $23       $84       $252



                          SLIDE 36

WE PROJECT CONTINUING PRESSURE FROM REDUCED PENSION CREDITS

Graph showing pension costs in millions of dollars.

1998                 ($ 44)
1999                 ($ 52)
2000                 ($ 93)
2001                 ($101)
2002 (projected)     ($ 73)
2003 (projected)     ($ 34)

                          SLIDE 37

MATURITIES, SINKING FUNDS, VERY MODEST; NONE AT CL&P, PSNH, WMECO*


Graph showing dollars(in millions).

          NGC       NU ESOP   Other     Yankee

2002      $24       $23       $3        $1
2003      $27       $23       $3        $1
2004      $31       $24       $2        $1
2005      $38       $26       $2        $21
2006                $21       $2        $1
2007      $4                  $1        $1


*Excludes rate reduction bond maturities.

                          SLIDE 38

MODEST FINANCINGS AHEAD

     Renew $650 million of revolvers

     Possibly refinance spent fuel obligations at CL&P, WMECO

     Issue Yankee debt to repay short-term debt
          Considering initiating credit ratings for Yankee


                          SLIDE 39

DIVIDEND INCREASE AND SHARE REPURCHASES CONTINUE

     Dividend rose 10 percent in September to 55 cents/share annualized rate

     Targeting 10 percent annual increases

     Bought back 2.3 million shares in 2002

     Repurchase of another 9 million allowed by 6/30/03 under board resolution

                          SLIDE 40
SUMMARY

     High degree of financial flexibility and liquidity

     Balanced growth initiatives

     Rising dividend and ongoing share repurchases

     Healthy regulated businesses with rising capital investments in T&D

     Competitive businesses that must make a meaningful earnings contribution